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                                                                 Exhibit 99.2

                           ROSETTA INPHARMATICS, INC.

                                      PROXY

   PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL
        MEETING OF STOCKHOLDERS TO BE HELD ON ________, _________, 2001



     The undersigned hereby appoints John J. King II and Gregory Sessler, or either of them, each with full power of substitution, as proxies, and authorizes them to represent and to vote all shares of the common stock of Rosetta Inpharmatics, Inc. which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held on __________, _________, 2001, at _____ a.m., local time, and at any postponements or adjournments thereof, as follows.

       ALL SHARES OF COMMON STOCK WILL BE VOTED ON THE PROPOSAL SET FORTH IN THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT/PROSPECTUS AS DIRECTED ON THIS CARD. IF NO DIRECTION IS SPECIFIED, SAID PROXIES WILL VOTE FOR THE PROPOSAL, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

       PROPOSAL: To approve and adopt the Agreement and Plan of Merger, dated as of May 10, 2001, by and among Merck & Co., Inc., Coho Acquisition Corp., a wholly-owned subsidiary of Merck, and Rosetta Inpharmatics, Inc. and the merger contemplated thereby of Coho Acquisition Corp. with Rosetta Inpharmatics, Inc.



       [ ] For                     [ ] Against                    [ ] Abstain



       PLEASE MARK, SIGN BELOW, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

       PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.



                                         The undersigned acknowledges receipt
                                         of the Notice of Special Meeting and
                                         Proxy Statement/Prospectus (with all
                                         enclosures and attachments) dated
                                         ___________, 2001, relating to the
                                         meeting.

                                         Date: __________, 2001



-------------------------                ---------------------------------------
Number of Shares                           Signature (and title if applicable)


                                         ---------------------------------------
                                               Signature (if jointly held)


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CONTROL NUMBER               - FOLD AND DETACH HERE -


           NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE OR THE INTERNET!

       QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

                        --------------------------------
TO VOTE BY PHONE              Call toll free ______________ in the United States
                              or Canada any time prior to 12:00 midnight, ___________, 2001 on a touch tone telephone. There is NO CHARGE to you for the call. Enter your 6-digit CONTROL NUMBER located above.

                                     To vote in accordance with the Board of
                                     Directors' recommendation on the proposal:
                                     Press 1.
                                     When asked, please confirm your vote by
                                     pressing 1.
                        --------------------------------


                        --------------------------------

TO VOTE BY INTERNET           Go to the following website prior to 12:00
                              midnight, _____, ____________, 2001:
                              www.computershare.com/us/proxy
                              Enter the Information requested on your computer
                              screen, including your 6-digit CONTROL NUMBER
                              located above.
                              Follow the simple instructions on the screen.
                        --------------------------------

   IF YOU VOTE BY TELEPHONE OR THE INTERNET, DO NOT MAIL BACK THE PROXY CARD.

                              THANK YOU FOR VOTING!